Exhibit 99.1

Investor Presentation July 2015

Care Capital Properties Forward-Looking Statements This presentation contains forward-looking statements regarding the Company’s expected future financial condition, results of operations, cash flows, funds from operations, business strategies, operating metrics, competitive positions, growth opportunities and other matters. The words “believe”, “expect”, “anticipate”, “intend”, “may”, “could”, “should”, “will”, and other similar expressions, generally identify such forward-looking statements, which speak only as of the date of this presentation. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Company management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Factors that could cause actual results or events to differ materially from those anticipated are described in Amendment No. 3 to the Company’s Registration Statement on Form 10 under the heading “Risk Factors.”

Name Care Capital Properties, Inc. Ticker NYSE: CCP Portfolio 355 properties Distribution Ratio 1:4 (one share of CCP for every four shares owned of VTR) Pro Forma Fully Diluted Shares and OP Units Outstanding Approximately 84 million shares Timing When-Issued Trading: August 6th Record Date: August 10th Distribution Date: August 17th First Day of Regular-Way Trading: August 18th Spin Transaction Overview & Timing 3

Care Capital Properties Highlights

Provide Consistent, Superior Shareholder Returns Through...

Attractive Post-Acute Care Fundamentals and Strong Tailwind	▶ Large fragmented $120 billion real estate market, < 20% owned by public REITs, largely regional and local operators ▶ Excellent demand / supply balance; supply of SNFs declined from 2000 to 2014 ▶ +65 population growing ~3x national average, +85 population of 7 million strong by 2020 ▶ Skilled nursing / post-acute facilities lower cost, payors pursuing care in these settings ▶ Stable and growing reimbursement environment
High Quality Post-Acute Portfolio	▶ Large, diversified, triple-net portfolio with strong rent coverage ▶ 41 operator relationships across 37 states
Internal and External Growth Opportunities	▶ Escalators average 2.3% providing steady growth ▶ Redevelopment opportunities identified and growing ▶ Large acquisition pipeline
Excellent Balance Sheet	▶ Low leverage range - 4.5x to 5.0x (net debt / EBITDA) ▶ Strong operating cash flow > $230 million annually ▶ All unencumbered balance sheet
Experienced Management Team	▶ CEO, COO have long track record with Ventas, 13+ years of post-acute industry experience and operator knowledge ▶ CFO experienced capital markets and financial background ▶ General Counsel has long track record with Ventas, strong securities background ▶ Ventas heritage

Care Capital Properties[SM]
Skilled. Focused. Invested.[SM]

4

Value Drivers For Care Capital Properties, Inc.

Strategy	Provide consistent, superior shareholder returns through growth and investment focused on the post-acute healthcare real estate sector
Portfolio	Large, diversified mix of 355 triple-net properties leased to regional and local care operators that effectively serve their markets
Strengths	Attractive market for growth; scale and breadth of operators and geography; strong coverage; excellent balance sheet; experienced management team; one of two pure-play publicly traded SNF REITs

Run-Rate NOI	Annualized run-rate NOI of $310 – 320 million
Normalized FFO	Annualized run-rate FFO of $235 - $250 million
Rent Coverage	EBITDARM Coverage of 1.7x[1]
Balance Sheet	Net Debt / EBITDA of ~4.5x Fixed Charge Coverage Ratio > 9x
Dividend	$2.28 / Share[2] ~75% payout Full dividend for 3Q 2015 to be declared/paid

(1) EBITDARM Coverage as of March 31, 2015 pro forma for acquisitions in the quarter.
(2) Expected annualized dividend of $2.28 per share.

Care Capital Properties℠
Skilled. Focused. Invested.℠

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CCP is well positioned to perform and grow in a large, fragmented Post-Acute Care market External Acquisitions Driving growth through redevelopment, expansion and enhancement of existing properties Strategically pursing opportunities to invest in complementary healthcare properties Development & Redevelopment Capital Plan Outstanding initial liquidity to fund acquisition pipeline Maintain moderate leverage to permit balance sheet flexibility Solid access to equity and debt markets to support investments Target to achieve investment grade ratings Annualized dividend of $2.28 per share(1) Average lease escalators of 2.3% Limited near-term lease renewals Strong coverage Market rents Growing Internal Cash Flows Leverage size, relationships, and expertise to opportunistically consolidate a fragmented industry Capitalize on favorable demographics and policy tailwinds through local and regional operators Sourcing investments from operator relationships, existing and new Committed Growth Strategy 6 ____________________ Expected annualized dividend per share.

Portfolio Overview 7

Large National Footprint Well Positioned to Capitalize on Favorable Industry Dynamics Operates in 37 States 355 Properties 41 Operators 38,718 Beds Average Remaining Lease Term: 9 – 10 yrs Nursing Home Specialty Hospital & Healthcare Seniors Housing Portfolio Highlights 8 P:\Presentation Center\Maps\Ventas\US Map\Locations

High-Quality SNF-Focused REIT Positioned to Capitalize on Favorable Industry Dynamics Annualized run-rate NOI of $310 - $320 million Properties will be primarily leased under triple-net leases to third-party operators Strong portfolio rent coverage(2) 1.7x EBITDARM 1.3x EBITDAR Other key metrics ~79% occupancy 54% Q-mix 2.3% rent escalators No tenant >12% NOI No state >10% NOI except Texas Weighted average remaining lease term of 9 to 10 years Key Operating Metrics As of June 30, 2015 Asset Mix (1) ____________________ Based on NOI. TTM as of March 31, 2015 pro forma for acquisitions in the quarter. One of The Largest Portfolios of Triple-Net Leased SNFs in U.S. 9 Lease Expiration Schedule 0.0% 2.2% 0.7% 1.9% 0.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2015 2016 2017 2018 2019 Seniors Housing (5%) Specialty Hospitals & Healthcare (4%) Loans (1%) Skilled Nursing (90%)

State Diversification by Beds State Diversification by NOI 58% of NOI generated from CON states 10 Portfolio Diversified by Geography Texas 19% Massachusetts 10% Indiana 8% Kentucky 8% Wisconsin 6% Ohio 4% Oregon 4% North Carolina 4% New York 4% Missouri 4% Other 27 States 30% Texas 23% Massachusetts 9% Indiana 8% Kentucky 8% Oregon 6% New York 6% Washington 4% North Carolina 3% Wisconsin 3% Ohio 3% Other 27 States 27%

Experienced Property Operators Number of operator relationships: 41 CCP’s existing tenants operate ~2,000 properties throughout the U.S. No single operator currently comprises more than 12% of NOI Top 10 operators make up ~69% of NOI Operator Highlights ____________________ Based on pro forma annualized NOI as of April 2015. Based on trailing three-months as of April 2015. 11 CCP Owned % of EBITDARM Size of Operator Operator States Properties Beds NOI(1) Coverage(2) Properties TX 29 3,537 12% 1.7x 95 CO, ID, OR, WA 28 2,908 11% 1.8x 44 AL, GA, IN, KY, NC, OH, TN, VA 31 3,875 10% 1.6x 125 MA, NY 18 2,471 7% 1.5x 20 KY, PA, TX 20 1,903 6% 1.7x 101 AR, CA, FL, IN, MD, MN, MO, NC, VA, WI 21 2,538 5% 2.0x >300 Magnolia Health Systems IN 24 1,995 5% 1.9x 35 MI, NY 7 1,456 5% 2.4x 7 KS, TX 13 1,298 4% 1.7x 22 TX 16 1,906 3% 1.5x 36 Top 10 206 23,386 69% Top 20 298 33,434 90%

Pro Forma Peer Comparison 12 ____________________ Source: Company filings, investor presentations; Excludes acquisitions since 3/31/2015; Omega: Investor Presentation (10/31/2014), Q1’15 Supplemental; Aviv: Q4’14 Supplemental, FY2014 10-K. Based on trailing three months financials as of 12/31/14. Based on trailing twelve months financials as of 9/30/14. Represents skilled nursing quality mix. Based on trailing twelve months financials as of 12/31/14. Represents skilled nursing coverage. As of 6/30/14. As % of NOI maturing. As % of 2015 contractual cash revenue during 2015-2019. As % of total rent during 2015-2019. Represents number of licensed beds. Represents sum of Omega & Aviv. Represents number of operating beds. As of 12/31/14. (1) (2) (4) (6) (13) (2) (2) (7) (8) (9) (11) (12) (3) (4) (5) (5) (10) Pro Forma Omega Healthcare Investors Standalone Omega Healthcare Investors Standalone Aviv REIT Financials Quality Mix 54.0% -- 45.7% 46.4% EBITDARM Coverage (TTM) 1.7x -- 1.8x 1.7x EBITDAR Coverage (TTM) 1.3x 1.4x 1.4x 1.4x Lease Expiration CY'15-'19 5.0% -- 9.6% 14.4% # of Beds 38,718 91,185 61,539 29,646 Weighted Avg Remaining Lease Term ~9.5 yrs -- -- 8.7 yrs

Growth Platform 13

Well-Positioned for External Growth 2,191 SNF Facilities Fragmented SNF Ownership $103 billion SNFs owned outside of public REITs ____________________ Source: Company provided information and public company filings as of March 31, 2015. Represents post-acute / SNF facilities. Represents long-term / post-acute facilities. Significant opportunity to consolidate fragmented skilled nursing asset ownership Only 16% of SNFs are owned by public REITs CCP is one of the largest publicly traded SNF-focused REITs 14 (Pro Forma) SNH (1) (2) Private, for Profit Owned , $69 , 56% Not for Profit Owned , $32 , 26% Public Operator Owned , $2 , 2% Public REIT Owned , $19 , 16% 881 322 301 243 104 98 73 71 54 44

Total ~$900 million acquisition pipeline Expected lease yield between 7-9% States include IA, CO, MO, NJ, CA, MA among others Acquisition Pipeline Operator Evaluation Criteria CCP Has an Active Acquisition Pipeline 15 Balance operator quality and rent/yield/ coverage criteria Quality operations Good at revenue cycle management Good alignment with hospital systems and can survive in the ACO/Bundled payment world Good relationships with Managed Care Organizations Good partners that are transparent and proactive when facing issues Appropriate size and scale of company In geographic footprint or adjacent state $445 million $235 million $210 million Early Stage Middle Stage Late Stage

Successful Re-leasing Deepened Market Depth & Knowledge of Management Team 16 Superior Knowledge of Markets and Operators 105 Former Kindred Assets Re-leased to New Operators 2 pools of assets – 50 (2013) and 55 (2014) Total of 11 operators, 10 were new to Ventas, 1 was an existing operator in the portfolio Competitive bid process, well over 100 interested parties Process completed efficiently – from launch to signing took <13 months and 12 months to re-lease the two asset pools CCP Executives Ran Process CCP management intricately involved in all aspects of the transaction: market analysis, asset pool segregation, operator selection and diligence, lease negotiation, etc. Rent Set to Market No near-term lease maturities

Rent paid by customers earns CCP a spread on its cost of capital Projects typically provide double digit cash-on-cash returns for customers, creating value for the operator Provides access to capital for customers to finance improvements Allows CCP to directly invest in and upgrade its portfolio while earning a return Expansions Adding units and amenities to existing property, typically combined with an upgrade of existing building Conversions Converting units to serve a different market better (e.g., converting long-term care to transitional care / rehab) Repositioning Comprehensive renovation of most or all spaces in a property Replacement/New Development Creating new property from the ground up utilizing existing assets (e.g. licensed beds) 4 Categories of Redevelopment CCP Redevelopment Strategy A variety of options that create value for CCP and our existing customers 17 Active pipeline aggregating ~$90 million at yields of 7% – 9% Proactively working with existing operators to identify additional redevelopment opportunities Accretive investments improve portfolio, drive operator profitability and extend lease terms

Redevelopment Examples

New Development:
Avamere Transitional Care of Tacoma, Washington

- $11.2 million ground-up development positions Avamere to provide full continuum of post acute services in Tacoma market
- Investment allowed Avamere to optimize market delivery by creating more specialized product offerings, including a new transitional care facility


Tacoma
S
Bed Licenses
Residents
1
2
3

- S New Development - Transitional Care of Tacoma
- 1 Georgian House – Shut down, licenses in "bank"
- 2 Heritage Rehab of Tacoma – Traditional SNF
- 3 Skilled Nursing of Tacoma – Traditional SNF

- ***9.0% lease rate on $11.2 million investment = $1.0 million of incremental rent***

Expansion:
Welcov Firesteel, South Dakota

- $7.5 million expansion/repositioning



- Addition of 20 beds, new therapy gym and core area renovation
- Add 20 additional private beds which will allow for 42 total Transitional Care Beds (TCU), to use total license capacity of 168
  - Focus on Transitional Care and private pay in market due to strong ALF presence
  - Develop expansive clinical grid to be a regional player in the center of the state
- Renovation will increase Medicare census, total census and maintain percentage of private pay

- ***9.5% lease rate on $7.5 million investment = $0.7 million of incremental rent***

Care Capital Properties℠
Skilled. Focused. Invested.℠

18

Growing internal cash flows Average contractual rent escalators of 2.3% Recent re-leasing of assets resets lease rates to market rates ~30% of portfolio re-leased in last three years 9 to 10 years weighted average remaining lease term Tenants responsible for maintenance, repairs and other required capital expenditures Conservative lease structure protects cash flows NNN leases with staggered maturities LCs, security deposits and/or guarantees provide further protection Structural supports with master leases or cross-default provisions Solid EBITDARM and EBITDAR coverage protects internal cash flows Focus on Growing Internal Cash Flows 19

Attractive Industry Fundamentals 20

Growing Population 85 and Over Favorable Demographics Continued growth of seniors population Seniors made up ~12% of population in 2000, expected to be 20% in 2030 Estimated that ~70% of Americans who reach age 65 will require some form of long-term care for an average of 3 years Rising acuity of patients driven by aging demographics ____________________ Source: Company provided information and U.S. Census Bureau. Growing Seniors Population ____________________ Source: U.S. Census Bureau. Indexed to 100%. 21 ____________________ Source: AHCA Reimbursement and Research Department. Trend in Resident Activities of Daily Living (ADL) Dependence 3.85 3.88 3.90 3.91 3.93 3.95 3.99 4.01 4.04 4.08 4.05 4.13 4.17 4.20 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 4 6 7 10 15 21 1.5% 2.0% 2.2% 2.6% 3.9% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 0 5 10 15 20 25 2000A 2010A 2020E 2030E 2040E 2050E 85+ Population (MMs) % of Total Population 130% 205% 313% 2020 2030 2040 2050 2060 Total Population 65+ 85+

Comparison of per Case Rates Skilled Nursing Facilities Independent Rehab Facilities Long-Term Acute Care Tracheotomy with Vent $10,051 $26,051 $115,463 Respiratory with Vent 7,897 26,051 74,689 Joint Replacement 6,165 17,135 67,104 Hip Fracture 10,618 18,487 44,633 Stroke 8,905 34,196 31,496 Average $8,727 $24,384 $66,677 SNFs Well Positioned as Lowest Cost Providers Payors Driving Seniors to SNFs – Lower Cost Setting of Care ____________________ Source: MedPAC Acute Care Hospital Medicare Discharge Destination ____________________ Source: CMS, Wall Street research, and Company provided information. Payors focused on driving seniors to skilled nursing facilities which provide the lowest cost setting of care Comprehensive delivery of post-acute care for a lower cost than alternative inpatient settings SNFs typically employ lower cost and less staff than long-term acute care hospitals and inpatient rehabilitation facilities Significantly less physical plant requirements and efficiently designed to deliver care 22 55% 1% 1% 3% 4% 16% 20% No Post Acute Care IPF LTACH Hospice IRF Home Health SNF

Increasing and Stable Reimbursement Environment +1.2% Government projected to continue strong commitment to funding both Medicare and Medicaid programs for SNFs Medicare and Medicaid expenditures for SNFs expected to grow 84% from 2011 to 2021 SNFs represent a small percentage of total Medicare and Medicaid expenditures Limits on new nursing home construction (CON states) Medicaid SNF reimbursement environment in CCP’s top states expected to be stable Final FY16 Medicare Reimbursement Rate ____________________ Source: Company provided information and the American Health Care Association (AHCA). Medicare CAGR of 2.9% Medicaid CAGR of 2.1% SNF Reimbursement – Average Rate Per Day Decreasing SNF Supply ____________________ Source: Company provided information and the American Health Care Association (AHCA). Note: Represents certified skilled nursing facilities as of March of the indicated year. 23 15,726 15,684 15,665 15,679 15,673 15,668 15,650 15,632 2008 2009 2010 2011 2012 2013 2014 2015 $408 $432 $454 $505 $469 $478 $484 $164 $172 $174 $177 $179 $183 $186 2008 2009 2010 2011 2012 2013 2014

Strong Financial Profile 24

Attractive Financial Metrics Target conservative balance sheet to support ongoing growth Maintain reasonable leverage levels of ~4.5x to 5.0x to provide balance sheet flexibility and access to capital markets Target to achieve investment grade rating Leverage >$230 million of operating cash flow annually $500 million revolving credit facility Solid access to equity and debt markets to support investments Liquidity Annualized dividend of $2.28 per share(1) Well-covered at approximately ~75% FFO payout ratio Dividend Policy Expect to provide 2016 earnings guidance in conjunction with Q4 2015 earnings release Earnings Guidance 25 ____________________ Expected annualized dividend per share.

$500 million revolver No near-term debt maturities Up to $600 million term loan: 2017 Up to $800 million unsecured notes: 2020 No other debt outstanding, other than the subject facilities, upon completion of the Spin-Off Approximately 4.5x net debt /EBITDA 100% unencumbered balance sheet Key Operating Metrics Key Operating Metrics Strong Balance Sheet 26 $600.0 $800.0 $500.0 2015 2016 2017 2018 2019 2020 2021 Thereafter Term Loans Revolver Availability

Experienced Leadership & Strong Corporate Governance 27

Experienced Management Team SVP, Capital Markets and Investor Relations at Ventas Former CFO and Managing Principal at Big Rock Partners Former SVP and Treasurer at General Growth Properties Raymond J. Lewis Chief Executive Officer Lori B. Wittman EVP, Chief Financial Officer Timothy A. Doman EVP, Chief Operating Officer SVP and Chief Portfolio Officer at Ventas Former SVP, Asset Management at Ventas Former Senior Asset Manager at GE Capital Real Estate Former VP of Asset Management at Kemper Corporation SVP, Associate General Counsel, and Corporate Secretary of Ventas Former Associate at Sidley Austin LLP Admitted to the Bar in Illinois Kristen M. Benson EVP, General Counsel President of Ventas Former EVP and CIO of Ventas Former Managing Director of Business Development for GE Capital Healthcare Financial Services Former EVP of Healthcare Finance for Heller Financial External recruits and former Ventas employees will provide both new perspectives and continuity 28

No staggered board (directors elected annually) Board has extensive experience in healthcare, real estate, and finance; independent chairman with extensive REIT experience Fully independent Audit, Compensation, and Nominating Committees No shareholder rights plan Name Position Experience Douglas Crocker II Chairman Managing Partner of DC Partners LLC Ronald G. Geary Director President of Res-Care, Inc. (formerly NASDAQ: RSCR) Raymond J. Lewis Director CEO of CCP; President of Ventas John S. Gates, Jr. Director CEO of PortaeCo, LLC, Co-founded CenterPoint Properties Jeffrey A. Malehorn Director President and CEO of World Business Chicago; GE Capital Dale A. Reiss Director Managing Director of Artemis Advisors, LLC; STAR, TPC, CYS John L. Workman Director CEO of Omnicare Board of Directors Committed to best practices in corporate governance Board of Directors & Corporate Governance 29

Conclusion and Q&A 30

Experienced in sector, REITs One of two pure-play REITs in the space Strong Ventas heritage Large, diversified triple-net portfolio Strong rent coverage with escalators High-quality operators Reimbursement environment is stable Significant consolidation opportunity Demographics and industry dynamics provide strong tailwind Leverage size, relationships, and expertise for growth Opportunistic redevelopment Modest leverage Ample liquidity Access to capital Strong dividend coverage Strong Financial Profile Dedicated Management Team High Quality Post-Acute Portfolio Care Capital CCP Is Positioned to Grow and Deliver Value 31 Well Positioned For External Growth